UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET FUNDS, INC.

WESTERN ASSET INTERMEDIATE BOND FUND

FORM N-Q

MARCH 31, 2012

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 45.2%
CONSUMER DISCRETIONARY - 2.4%
Automobiles - 0.3%
Daimler Finance NA LLC, Senior Notes	2.950%	1/11/17	$1,060,000	$1,098,615	(a)

Media - 1.7%
Comcast Corp., Senior Notes	6.500%	1/15/17	1,190,000	1,423,810
Comcast Corp., Senior Notes	5.150%	3/1/20	500,000	575,245
Omnicom Group Inc., Senior Notes	5.900%	4/15/16	230,000	264,356
Reed Elsevier Capital Inc.	7.750%	1/15/14	580,000	643,675
Time Warner Cable Inc., Senior Notes	6.200%	7/1/13	40,000	42,664
Time Warner Cable Inc., Senior Notes	8.250%	2/14/14	2,140,000	2,422,852
WPP Finance UK, Senior Notes	8.000%	9/15/14	890,000	1,020,404

Total Media				6,393,006

Multiline Retail - 0.4%
Macy’s Retail Holdings Inc., Notes	5.750%	7/15/14	1,470,000	1,611,326

TOTAL CONSUMER DISCRETIONARY				9,102,947

CONSUMER STAPLES - 3.6%
Beverages - 1.3%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	1,100,000	1,292,716
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	130,000	149,955
Bottling Group LLC	6.950%	3/15/14	1,310,000	1,468,665
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	1,050,000	1,198,197
Pernod-Ricard SA, Senior Notes	2.950%	1/15/17	220,000	222,228	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	680,000	689,772	(a)

Total Beverages				5,021,533

Food & Staples Retailing - 0.9%
Kroger Co., Notes	3.900%	10/1/15	865,000	941,652
Safeway Inc., Senior Notes	3.950%	8/15/20	930,000	922,249
Wal-Mart Stores Inc.	4.250%	4/15/13	930,000	965,717
Walgreen Co., Senior Notes	5.250%	1/15/19	540,000	622,319

Total Food & Staples Retailing				3,451,937

Food Products - 0.4%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	1,110,000	1,283,208

Tobacco - 1.0%
Altria Group Inc., Senior Notes	8.500%	11/10/13	400,000	446,961
Altria Group Inc., Senior Notes	9.250%	8/6/19	660,000	887,521
Philip Morris International Inc.	5.650%	5/16/18	970,000	1,156,108
Philip Morris International Inc., Senior Notes	1.625%	3/20/17	200,000	199,081
Reynolds American Inc., Senior Notes	7.250%	6/1/13	1,160,000	1,235,886

Total Tobacco				3,925,557

TOTAL CONSUMER STAPLES				13,682,235

ENERGY - 5.8%
Energy Equipment & Services - 0.7%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	720,000	949,920
Transocean Inc., Senior Notes	5.250%	3/15/13	1,530,000	1,583,229

Total Energy Equipment & Services				2,533,149

Oil, Gas & Consumable Fuels - 5.1%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	70,000	80,703
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	1,610,000	1,913,029
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	940,000	1,004,498
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	180,000	190,254
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	50,000	51,486
ConocoPhillips	5.200%	5/15/18	1,310,000	1,560,725
Devon Energy Corp.	6.300%	1/15/19	1,170,000	1,427,867
Enbridge Energy Partners LP	9.875%	3/1/19	590,000	784,908

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels - (continued)
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	$500,000	$639,246
Energy Transfer Partners LP, Senior Notes	9.000%	4/15/19	500,000	620,067
Enterprise Products Operating LLP, Senior Bonds	6.300%	9/15/17	1,500,000	1,768,317
Gazprom, Loan Participation Notes	6.212%	11/22/16	120,000	130,571	(a)
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	1,710,000	1,970,967
Noble Energy Inc., Senior Notes	8.250%	3/1/19	340,000	426,966
Noble Energy Inc., Senior Notes	4.150%	12/15/21	270,000	275,971
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	450,000	453,992
Pemex Project Funding Master Trust	5.750%	3/1/18	190,000	213,750
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	600,000	631,562
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,233,000	1,365,917
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	520,000	559,904
Petroleos Mexicanos, Notes	8.000%	5/3/19	840,000	1,062,600
Phillips 66, Senior Notes	2.950%	5/1/17	440,000	447,217	(a)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	1,140,000	1,304,487
Williams Cos. Inc., Notes	7.875%	9/1/21	330,000	411,249

Total Oil, Gas & Consumable Fuels				19,296,253

TOTAL ENERGY				21,829,402

FINANCIALS - 26.7%
Capital Markets - 4.2%
Bear Stearns Co. Inc., Senior Notes	6.400%	10/2/17	710,000	826,676
Credit Suisse AG/Guernsey, Secured Bonds	2.600%	5/27/16	1,110,000	1,131,648	(a)
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	3,320,000	2,278,350	(b)
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	210,000	219,820
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	70,000	75,043
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	420,000	426,962
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	1,720,000	1,769,433
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	4,090,000	1,083,850	(a)(c)(d)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	1,590,000	421,350	(a)(d)(e)
Lehman Brothers Holdings Capital Trust VII	5.857%	5/31/12	6,200,000	0	(b)(e)(f)(g)(h)
Lehman Brothers Holdings E-Capital Trust I, Notes	3.850%	8/19/65	360,000	0	(b)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	30,000	0	(e)(f)(g)
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	1,500,000	1,538,265
Morgan Stanley	7.300%	5/13/19	2,100,000	2,259,940
Morgan Stanley, Medium-Term Notes	5.550%	4/27/17	1,180,000	1,207,510
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	690,000	720,546
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	1,840,000	1,914,244

Total Capital Markets				15,873,637

Commercial Banks - 12.0%
Abbey National Treasury Services PLC, Senior Notes	4.000%	4/27/16	680,000	674,651
ANZ National International Ltd., Senior Notes	2.375%	12/21/12	1,590,000	1,608,099	(a)
Bank of Montreal, Secured Bonds	2.850%	6/9/15	1,070,000	1,127,685	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	2.600%	1/22/13	380,000	384,720	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	720,000	846,763	(a)
BB&T Corp., Senior Notes	3.850%	7/27/12	750,000	757,950
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	670,000	667,975
BNP Paribas, Senior Notes	1.482%	1/10/14	690,000	675,724	(b)
BPCE SA, Senior Subordinated Bonds	2.375%	10/4/13	870,000	855,577	(a)
Commonwealth Bank of Australia, Senior Notes	2.900%	9/17/14	4,630,000	4,854,185	(a)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	650,000	681,184	(a)
Compagnie de Financement Foncier, Secured Bonds	2.250%	3/7/14	700,000	707,420	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	820,000	838,318

Credit Agricole Home Loan SFH, Secured Bonds	1.311%	7/21/14	400,000	392,000	(a)(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,350,000	1,255,500	(a)(b)(h)
Danske Bank A/S, Senior Notes	3.875%	4/14/16	930,000	917,136	(a)
Dexia Credit Local NY, Senior Notes	2.000%	3/5/13	2,910,000	2,878,880	(a)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	910,000	0	(a)(b)(d)(e)(f)(g)

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Banks - (continued)
HSBC Bank PLC, Bonds	1.625%	7/7/14	$1,530,000	$1,534,478	(a)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	370,000	353,477	(a)
Landsbanki Islands HF	7.431%	10/19/17	1,830,000	0	(a)(b)(d)(e)(f)(g)(h)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	2,330,000	99,025	(a)(c)(d)
Landwirtschaftliche Rentenbank, Senior Notes	2.500%	2/15/16	3,980,000	4,167,267
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	620,000	665,509
National Bank of Canada, Secured Bonds	2.200%	10/19/16	1,100,000	1,129,946	(a)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	620,000	646,197	(a)
Nordea Eiendomskreditt AS, Mortgage Secured Bonds	1.875%	4/7/14	1,860,000	1,898,556	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	745,000	946,150	(a)(b)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	390,000	385,265
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	370,000	362,005
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	1,210,000	1,223,426
Sparebank 1 Boligkreditt AS, Secured Bonds	2.625%	5/27/17	1,310,000	1,336,674	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	720,000	749,677	(a)
Swedbank AB, Secured Bonds	2.950%	3/28/16	1,900,000	1,969,337	(a)
Toronto-Dominion Bank, Secured Bonds	2.200%	7/29/15	1,930,000	1,995,817	(a)
U.S. Bancorp	4.200%	5/15/14	1,050,000	1,123,575
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	5/7/12	708,000	669,060	(b)(h)
Wells Fargo & Co., Senior Notes	3.750%	10/1/14	2,720,000	2,880,934
Westpac Banking Corp., Senior Notes	2.900%	9/10/14	1,010,000	1,057,774	(a)

Total Commercial Banks				45,317,916

Consumer Finance - 1.7%
American Express Credit Corp., Senior Notes	5.125%	8/25/14	1,860,000	2,022,929
American Honda Finance Corp., Senior Notes	3.500%	3/16/15	1,020,000	1,076,951	(a)
Caterpillar Financial Services Corp., Notes	1.900%	12/17/12	1,370,000	1,384,370
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	1,130,000	1,206,200
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	530,000	590,950

Total Consumer Finance				6,281,400

Diversified Financial Services - 6.5%
Bank of America Corp., Senior Notes	6.500%	8/1/16	2,985,000	3,281,960
Bank of America Corp., Senior Notes	5.000%	5/13/21	430,000	430,663
CDP Financial Inc.	4.400%	11/25/19	1,270,000	1,370,936	(a)
Citigroup Inc., Senior Notes	6.375%	8/12/14	730,000	792,052
Citigroup Inc., Senior Notes	5.500%	10/15/14	470,000	504,268
Citigroup Inc., Senior Notes	8.500%	5/22/19	1,100,000	1,356,166
Citigroup Inc., Senior Notes	5.375%	8/9/20	1,160,000	1,245,942
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	910,000	942,422
FDIC Structured Sale Guaranteed Notes	0.000%	10/25/13	1,400,000	1,385,048	(a)
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	1,020,000	1,182,269
General Electric Capital Corp., Senior Notes	6.000%	8/7/19	220,000	256,907
General Electric Capital Corp., Senior Notes	4.650%	10/17/21	1,480,000	1,575,194
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,705,000	1,739,100	(b)
ILFC E-Capital Trust I	5.030%	12/21/65	250,000	166,290	(a)(b)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	280,000	295,750	(a)

International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	1,430,000	1,531,888	(a)
JPMorgan Chase & Co.	4.400%	7/22/20	490,000	508,332
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	790,000	808,854
JPMorgan Chase Capital XXII	6.450%	2/2/37	450,000	450,000
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	612,000	645,166	(b)(h)
Private Export Funding Corp., Secured Notes	2.125%	7/15/16	1,130,000	1,185,674
SSIF Nevada LP, Senior Notes	1.267%	4/14/14	1,390,000	1,379,400	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Diversified Financial Services - (continued)
Westpac Securities NZ Ltd., Senior Notes	2.500%	5/25/12	$1,710,000	$1,714,205	(a)

Total Diversified Financial Services				24,748,486

Insurance - 2.1%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	250,000	271,876
American International Group Inc., Senior Notes	3.750%	11/30/13	200,000	202,309	(a)
American International Group Inc., Senior Notes	8.250%	8/15/18	500,000	600,205
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/67	620,000	678,900	(a)
Metropolitan Life Global Funding I, Notes	2.875%	9/17/12	1,460,000	1,473,530	(a)
Prudential Financial Inc., Senior Notes	2.750%	1/14/13	1,820,000	1,845,997
Suncorp-Metway Ltd., Senior Notes	2.067%	7/16/12	2,350,000	2,360,469	(a)(b)
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	330,000	408,682	(a)

Total Insurance				7,841,968

Thrifts & Mortgage Finance - 0.2%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	810,000	844,075
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	50,000	50,666

Total Thrifts & Mortgage Finance				894,741

TOTAL FINANCIALS				100,958,148

HEALTH CARE - 1.1%
Health Care Equipment & Supplies - 0.3%
Baxter International Inc., Senior Notes	5.900%	9/1/16	500,000	594,158
Medtronic Inc., Senior Notes	4.450%	3/15/20	390,000	439,171
Medtronic Inc., Senior Notes	3.125%	3/15/22	140,000	140,667

Total Health Care Equipment & Supplies				1,173,996

Health Care Providers & Services - 0.3%
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	380,000	401,398
WellPoint Inc., Notes	5.875%	6/15/17	100,000	116,763
WellPoint Inc., Senior Notes	4.350%	8/15/20	540,000	584,494
WellPoint Inc., Senior Notes	3.700%	8/15/21	70,000	72,647

Total Health Care Providers & Services				1,175,302

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	280,000	295,541

Pharmaceuticals - 0.4%
Aristotle Holding Inc., Senior Notes	3.500%	11/15/16	1,260,000	1,316,132	(a)
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	370,000	374,543

Total Pharmaceuticals				1,690,675

TOTAL HEALTH CARE				4,335,514

INDUSTRIALS - 1.5%
Aerospace & Defense - 0.4%
Boeing Co., Senior Notes	6.000%	3/15/19	1,250,000	1,536,535

Airlines - 0.4%
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	555,052	597,347
US Airways Pass-Through Trust	6.850%	1/30/18	896,040	860,199

Total Airlines				1,457,546

Industrial Conglomerates - 0.1%
United Technologies Corp., Senior Notes	4.500%	4/15/20	250,000	285,431

Road & Rail - 0.6%
Canadian National Railway Co. Financing Pass- Through Trusts, Secured Bonds	7.195%	1/2/16	2,133,615	2,465,392

TOTAL INDUSTRIALS				5,744,904

MATERIALS - 2.2%
Chemicals - 0.7%
Dow Chemical Co.	6.000%	10/1/12	1,770,000	1,814,294

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Chemicals - continued
Ecolab Inc., Senior Notes	4.350%	12/8/21	$190,000	$201,422
Potash Corp. of Saskatchewan Inc., Senior Notes	6.500%	5/15/19	320,000	394,299
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	180,000	203,435

Total Chemicals				2,613,450

Metals & Mining - 1.4%
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	680,000	843,241
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	300,000	302,767
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	560,000	537,834
Rio Tinto Finance USA Ltd.	8.950%	5/1/14	90,000	104,336
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	1,100,000	1,140,083
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	590,000	622,452
Vale Overseas Ltd., Notes	6.250%	1/23/17	650,000	749,077
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	1,226,000	1,231,451

Total Metals & Mining				5,531,241

Paper & Forest Products - 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	270,000	276,386	(a)

TOTAL MATERIALS				8,421,077

TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.3%
AT&T Inc., Global Notes	5.600%	5/15/18	220,000	260,189
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	470,000	530,755
Verizon Communications Inc., Senior Notes	3.500%	11/1/21	250,000	255,765

Total Diversified Telecommunication Services				1,046,709

Wireless Telecommunication Services - 0.5%
America Movil SAB de CV, Notes	2.375%	9/8/16	910,000	921,216
Cellco Partnership/Verizon Wireless Capital LLC	5.550%	2/1/14	1,000,000	1,081,534

Total Wireless Telecommunication Services				2,002,750

TOTAL TELECOMMUNICATION SERVICES				3,049,459

UTILITIES - 1.1%
Electric Utilities - 0.7%
Duke Energy Corp., Senior Notes	6.300%	2/1/14	750,000	822,011
Exelon Corp., Notes	4.900%	6/15/15	530,000	578,116
FirstEnergy Corp., Notes	7.375%	11/15/31	140,000	172,349
MidAmerican Energy Holdings Co., Senior Notes	5.875%	10/1/12	827,000	848,302

Total Electric Utilities				2,420,778

Multi-Utilities - 0.4%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	1,160,000	1,556,800

TOTAL UTILITIES				3,977,578

TOTAL CORPORATE BONDS & NOTES (Cost - $176,213,800)				171,101,264

ASSET-BACKED SECURITIES - 9.4%
Access Group Inc., 2005-B A2	0.790%	7/25/22	1,183,997	1,147,204	(b)
AESOP Funding II LLC, 2011-3A A	3.410%	11/20/17	1,200,000	1,250,351	(a)
AFC Home Equity Loan Trust, 2003-3 1A	0.592%	10/25/30	495,638	319,236	(a)(b)
Avis Budget Rental Car Funding AESOP II LLC, 2012-2A A	2.802%	5/20/18	250,000	249,850	(a)
Bank of America Credit Card Trust, 2010-A1 A1	0.542%	9/15/15	2,440,000	2,446,446	(b)
Brazos Higher Education Authority Inc., 2011-1 A3	1.541%	11/25/33	1,900,000	1,786,149	(b)
Citibank Credit Card Issuance Trust, 2009-A5 A5	2.250%	12/23/14	2,840,000	2,876,004
Countrywide Asset-Backed Certificates, 2002-BC1	0.902%	4/25/32	235,484	124,159	(b)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.392%	11/15/36	2,203,710	1,618,215	(b)
Credit-Based Asset Servicing and Securitization LLC, 2005-CB3 M1	0.682%	5/25/35	706,258	629,787	(b)

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - continued
Credit-Based Asset Servicing and Securitization LLC, 2005-RP1 M1	0.862%	1/25/35	$1,320,000	$1,206,097	(a)(b)
CS First Boston Mortgage Securities Corp., 2002-MH3 A	6.700%	12/25/31	781,209	829,420
Education Funding Capital Trust, 2003-3 A6	1.520%	12/15/42	200,000	184,000	(b)(g)
Educational Funding of the South Inc., 2011-1 A2	1.210%	4/25/35	4,100,000	3,820,743	(b)
Greenpoint Manufactured Housing, 2000-6 A3	2.277%	11/22/31	325,000	270,207	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.755%	2/20/32	325,000	246,424	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.751%	3/13/32	450,000	339,323	(b)
GRMT Mortgage Loan Trust, 2001-1A A5	6.650%	7/20/31	275,042	272,313	(a)
Hertz Vehicle Financing LLC, 2009-2A A1	4.260%	3/25/14	1,980,000	2,028,197	(a)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	430,000	471,243	(a)
Indymac Home Equity Loan Asset-Backed Trust, 2001-A	0.502%	3/25/31	142,095	92,508	(b)
MSDWCC Heloc Trust, 2003-1 A	0.782%	11/25/15	96,577	92,668	(b)
NCUA Guaranteed Notes, 2010-A1 A	0.593%	12/7/20	3,225,712	3,237,583	(b)
Penarth Master Issuer, 2011-1A A1	0.892%	5/18/15	520,000	520,021	(a)(b)
Quest Trust, 2005-X1 M1	0.742%	3/25/35	218,879	212,616	(a)(b)
Residential Asset Mortgage Products Inc., 2003-RZ4 A7	4.790%	6/25/33	410,424	414,457
SLM Student Loan Trust, 2003-04 A5A	1.224%	3/15/33	701,310	670,518	(a)(b)
SLM Student Loan Trust, 2003-04 A5E	1.224%	3/15/33	2,530,499	2,416,731	(a)(b)
SLM Student Loan Trust, 2003-11 A6	0.764%	12/15/25	1,400,000	1,325,750	(a)(b)
SLM Student Loan Trust, 2005-4 A3	0.680%	1/25/27	1,600,000	1,498,965	(b)
SLM Student Loan Trust, 2005-7 A4	0.710%	10/25/29	1,000,000	916,938	(b)
SLM Student Loan Trust, 2011-B A1	1.092%	12/16/24	1,055,653	1,053,643	(a)(b)
Soundview Home Equity Loan Trust, 2005-3 M2	1.022%	6/25/35	363,102	344,378	(b)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	618,201	624,591

TOTAL ASSET-BACKED SECURITIES (Cost - $35,652,571)				35,536,735

COLLATERALIZED MORTGAGE OBLIGATIONS - 8.9%
ARM Trust, 2004-5 4A1	5.180%	4/25/35	426,878	416,286	(b)
Bayview Commercial Asset Trust, 2005-1A A2	0.592%	4/25/35	834,889	559,858	(a)(b)
Bear Stearns Alt-A Trust, 2005-2 2A4	2.781%	4/25/35	980,471	733,194	(b)
Bear Stearns Commercial Mortgage Securities, 2007-PW17 A4	5.694%	6/11/50	40,000	45,538	(b)
Citigroup Mortgage Loan Trust Inc., 2005-8, 1A1A	2.785%	10/25/35	1,175,508	831,449	(b)
Citigroup Mortgage Loan Trust Inc., 2010-3 4A1	2.520%	2/25/36	892,585	875,314	(a)(b)
Countrywide Home Loans, 2004-20 2A1	2.844%	9/25/34	306,873	204,216	(b)
Countrywide Home Loans, 2004-R1 1AF	0.642%	11/25/34	329,332	273,327	(a)(b)
Countrywide Home Loans, 2006-R2 AF1	0.662%	7/25/36	457,664	390,808	(a)(b)
CS First Boston Mortgage Securities Corp., 2005-9 3A1	6.000%	10/25/35	1,413,508	816,888
Deutsche Mortgage Securities Inc., 2004-4 3AR1	2.839%	6/25/34	472,551	374,844	(b)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.550%	2/25/48	1,099,747	1,100,008	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.944%	12/29/45	1,790,802	1,772,894	(a)(b)(g)
Federal Home Loan Mortgage Corp. (FHLMC)	9.300%	4/15/19	17,164	19,196
Federal National Mortgage Association (FNMA), PO, PAC	0.000%	5/25/22	1,997	1,904
GE Capital Commercial Mortgage Corp., 2007-C1 A4	5.543%	12/10/49	200,000	217,334
Government National Mortgage Association (GNMA), 2010-H26 LF	0.615%	8/20/58	1,046,663	1,036,254	(b)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.715%	11/20/60	2,935,632	2,912,170	(b)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.765%	2/20/61	887,193	871,392	(b)

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Government National Mortgage Association (GNMA), 2011-H09 AF	0.765%	3/20/61	$484,638	$482,074	(b)
Government National Mortgage Association (GNMA), 2011-H19 FA	0.735%	8/20/61	3,368,327	3,364,117	(b)(g)
GS Mortgage Securities Corp. II, 2007-EOP A2	1.260%	3/6/20	1,130,000	1,111,468	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.592%	1/25/35	322,041	251,088	(a)(b)
Harborview Mortgage Loan Trust, 2004-10 4A	2.776%	1/19/35	759,470	735,665	(b)
HSI Asset Securitization Corp. Trust, 2005-NC1 2A3	0.602%	7/25/35	134,284	127,244	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	50,000	54,764
LB-UBS Commercial Mortgage Trust, 2002-C2 A4	5.594%	6/15/31	115,334	115,428
LB-UBS Commercial Mortgage Trust, 2007-C1 A4	5.424%	2/15/40	133,000	149,100
LB-UBS Commercial Mortgage Trust, 2007-C6 A4	5.858%	7/15/40	40,000	45,239	(b)
LB-UBS Commercial Mortgage Trust, 2007-C7 A3	5.866%	9/15/45	170,000	192,590	(b)
MASTR Adjustable Rate Mortgages Trust, 2004-13 3A7	2.718%	11/21/34	6,815,190	6,664,854	(b)
MASTR ARM Trust, 2004-11 M1	0.882%	11/25/34	694,623	643,455	(b)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.592%	5/25/35	278,741	211,877	(a)(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.575%	2/25/34	915,740	888,943	(b)
MLCC Mortgage Investors Inc., 2005-1, 2A1	2.297%	4/25/35	287,562	261,345	(b)
Morgan Stanley Dean Witter Capital I, 2002-IQ3 A4	5.080%	9/15/37	765,368	776,409
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	765,165	773,423
SACO I Trust, 2007-VA1 A	8.758%	6/25/21	1,137,569	1,194,680	(a)(b)
Sequoia Mortgage Trust, 2003-3 A1	0.572%	7/20/33	810,518	777,156	(b)
Structured Asset Mortgage Investments Inc., 2004-AR8 A1	0.922%	5/19/35	1,227,110	985,280	(b)
Wachovia Bank Commercial Mortgage Trust, 2006-C29 A4	5.308%	11/15/48	128,000	142,840
Washington Mutual Inc., 2004-AR11	2.492%	10/25/34	157,160	151,220	(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $34,641,491)				33,553,133

MORTGAGE-BACKED SECURITIES - 2.5%
FHLMC - 0.5%
Federal Home Loan Mortgage Corp. (FHLMC)	3.097%	1/1/19	4,353	4,384	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.621%	12/1/34	586,015	624,436	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.469%	7/1/35	1,404,241	1,497,002	(b)
Federal Home Loan Mortgage Corp. (FHLMC), IO	10.000%	3/1/21	1,837	357

Total FHLMC				2,126,179

FNMA - 0.6%
Federal National Mortgage Association (FNMA)	8.000%	9/1/15	9,478	10,173
Federal National Mortgage Association (FNMA)	2.674%	3/1/18	8,072	8,452	(b)
Federal National Mortgage Association (FNMA)	9.500%	4/15/21	16,173	19,072
Federal National Mortgage Association (FNMA)	2.585%	12/1/34	306,818	327,054	(b)
Federal National Mortgage Association (FNMA)	2.194%	1/1/35	1,705,769	1,799,968	(b)

Total FNMA				2,164,719

GNMA - 1.4%
Government National Mortgage Association (GNMA)	4.000%	4/19/42	2,300,000	2,467,469	(i)
Government National Mortgage Association (GNMA)	2.090%	6/20/60	2,716,745	2,869,969	(b)(g)

Total GNMA				5,337,438

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $9,387,480)				9,628,336

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS - 2.1%
California - 0.3%
California State, GO	6.200%	10/1/19	$450,000	$525,780
Santa Clara Valley Transportation Authority, Sales Tax Revenue, Build America Bonds	5.876%	4/1/32	370,000	447,105

Total California				972,885

Illinois - 0.2%
Illinois State, GO	5.665%	3/1/18	260,000	283,595
Illinois State, GO	5.877%	3/1/19	390,000	428,949

Total Illinois				712,544

North Carolina - 0.5%
North Carolina State Education Assistance Authority Revenue, Student Loan Backed Notes	1.360%	7/25/25	1,900,000	1,863,311	(b)

Pennsylvania - 0.6%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	3.127%	5/1/46	2,450,000	2,266,250	(b)(g)

Virginia - 0.5%
Virginia State Housing Development Authority	6.000%	6/25/34	1,910,512	1,980,112

TOTAL MUNICIPAL BONDS (Cost - $7,425,621)				7,795,102

SOVEREIGN BONDS - 1.8%
Canada - 0.5%
Province of Ontario, Senior Bonds	4.400%	4/14/20	1,620,000	1,853,636

Japan - 0.7%
Japan Finance Corp., Senior Bonds	2.875%	2/2/15	2,690,000	2,837,369

Norway - 0.5%
Kommunalbanken AS, Senior Notes	2.375%	1/19/16	1,800,000	1,869,174	(a)

Russia - 0.1%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	270,000	286,200	(a)

TOTAL SOVEREIGN BONDS (Cost - $6,425,241)				6,846,379

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 23.4%
U.S. Government Agencies - 6.1%
Farmer Mac	3.000%	9/22/14	120,000	127,434
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	3,350,000	3,936,009	(a)
Federal Farm Credit Bank (FFCB)	4.875%	4/4/12	1,971,000	1,971,516
Federal Home Loan Bank (FHLB), Bonds	5.625%	6/11/21	1,910,000	2,404,547
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	4,320,000	3,340,747
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	1,600,000	1,625,501
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	1,590,000	1,659,702
Tennessee Valley Authority, Bonds	6.790%	5/23/12	2,747,000	2,771,981
Tennessee Valley Authority, Bonds	5.980%	4/1/36	70,000	90,956
Tennessee Valley Authority, Notes	5.250%	9/15/39	1,090,000	1,306,914
Tennessee Valley Authority, Senior Bonds	3.875%	2/15/21	3,600,000	4,019,191

Total U.S. Government Agencies				23,254,498

U.S. Government Obligations - 17.3%
U.S. Treasury Notes	0.375%	3/15/15	3,390,000	3,377,023
U.S. Treasury Notes	1.000%	8/31/16	2,920,000	2,932,547

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Obligations - (continued)
U.S. Treasury Notes	1.000%	9/30/16	$4,300,000	$4,314,444
U.S. Treasury Notes	0.875%	12/31/16	4,780,000	4,754,982
U.S. Treasury Notes	0.875%	2/28/17	220,000	218,453
U.S. Treasury Notes	1.000%	3/31/17	3,960,000	3,950,100
U.S. Treasury Notes	1.375%	2/28/19	13,460,000	13,268,612
U.S. Treasury Notes	1.625%	3/31/19	2,930,000	2,907,796
U.S. Treasury Notes	2.000%	11/15/21	29,580,000	29,120,120
U.S. Treasury Notes	2.000%	2/15/22	740,000	725,778

Total U.S. Government Obligations				65,569,855

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $87,444,370)				88,824,353

U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.6%
U.S. Treasury Notes, Inflation Indexed (Cost - $2,337,563)	2.000%	4/15/12	2,334,551	2,339,841	(j)

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
Eurodollar Futures, Put @ $99.38		9/17/12	30	3,375
Eurodollar Futures, Put @ $99.50		6/18/12	49	4,288
Eurodollar Mid Curve 2-Year Futures, Put @ 98.75		12/14/12	140	98,000

TOTAL PURCHASED OPTIONS (Cost - $101,487)				105,663

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $359,629,624)				355,730,806

		MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 5.8%
Repurchase Agreements - 5.8%
Barclays Capital Inc. tri-party repurchase agreement dated 3/30/12; Proceeds at maturity - $22,137,111; (Fully collateralized by U.S. government obligations, 1.500% due 6/30/11; Market value - $22,579,462) (Cost - $22,137,000)	0.060%	4/2/12	$22,137,000	22,137,000

TOTAL INVESTMENTS - 99.7% (Cost - $381,766,624#)				377,867,806
Other Assets in Excess of Liabilities - 0.3%				979,186

TOTAL NET ASSETS - 100.0%				$378,846,992

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	The maturity principal is currently in default as of March 31, 2012.

(d)	Illiquid security.

(e)	The coupon payment on these securities is currently in default as of March 31, 2012.

(f)	Value is less than $1.

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
GO	— General Obligation
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
SCHEDULE OF WRITTEN OPTIONS
Eurodollar Futures, Call	9/17/12	$99.50	30	$6,188
Eurodollar Futures, Put	9/17/12	99.13	30	1,875
Eurodollar Futures, Put	9/17/12	99.50	30	5,437
Eurodollar Futures, Put	6/18/12	99.25	49	1,225
Eurodollar Mid Curve 2-Year Futures, Put	12/14/12	98.25	140	54,250

TOTAL WRITTEN OPTIONS (Premiums received - $62,925)				$68,975

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Intermediate Bond Portfolio (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Effective May 1, 2012, the Fund changed its name to Western Asset Intermediate Bond Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/ spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$171,101,264	$0	*	$171,101,264
Asset-backed securities	—	35,536,735	—		35,536,735
Collateralized mortgage obligations	—	33,553,133	—		33,553,133
Mortgage-backed securities	—	9,628,336	—		9,628,336
Municipal bonds	—	7,795,102	—		7,795,102
Sovereign bonds	—	6,846,379	—		6,846,379
U.S. government & agency obligations	—	88,824,353	—		88,824,353
U.S. treasury inflation protected securities	—	2,339,841	—		2,339,841
Purchased options	$105,663	—	—		105,663

Total long-term investments	$105,663	$355,625,143	$0	*	$355,730,806

Short-term investments†	—	22,137,000	—		22,137,000

Total investments	$105,663	$377,762,143	$0	*	$377,867,806

Other financial instruments:
Futures contracts	$14,227	—	—		$14,227
Interest rate swaps	—	$179,650	—		179,650
Credit default swaps on corporate issues - buy protection‡	—	18,184	—		18,184

Total other financial instruments	$14,227	$197,834	—		$212,061

Total	$119,890	$377,959,977	$0	*	$378,079,867

Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$68,975	—	—	$68,975
Futures contracts	391,212	—	—	391,212
Credit default swaps on corporate issues - sell protection‡	—	$56,397	—	56,397
Credit default swaps on corporate issues - buy protection‡	—	6,185	—	6,185

Total	$460,187	$62,582	—	$522,769

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES
Balance as of December 31, 2011	$0	*
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of March 31, 2012	$0	*

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2012	—

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

Notes to Schedule of Investments (unaudited) (continued)

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2012, the total notional value of all credit default swaps to sell protection is $860,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the

Notes to Schedule of Investments (unaudited) (continued)

period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(g) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Notes to Schedule of Investments (unaudited) (continued)

(i) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2012, the Fund held written options and credit default swaps with credit related contingent features which had a liability position of $131,557. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of March 31, 2012, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $100,000, which could be used to reduce the required payment.

(m) Security transactions. Security transactions are accounted for on a trade date basis.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At March 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$15,286,537
Gross unrealized depreciation	(19,185,355)

Net unrealized depreciation	$(3,898,818)

At March 31, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 5-Year Notes	30	6/12	$3,701,582	$3,676,172	$(25,410)
U.S. Treasury 10-Year Notes	172	6/12	22,570,763	22,271,313	(299,450)
U.S. Treasury 30-Year Bonds	7	6/12	996,718	964,250	(32,468)

					(357,328)

Contracts to Sell:
90-Day Eurodollar	26	3/13	6,430,366	6,464,250	(33,884)
90-Day Eurodollar	25	9/13	6,213,356	6,207,500	5,856
U.S. Treasury 2-Year Notes	54	6/12	11,895,965	11,887,594	8,371

					(19,657)

Net unrealized loss on open futures contracts					$(376,985)

At March 31, 2012, the Fund held TBA securities with a total cost of $2,468,188.

During the period ended March 31, 2012, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2011	92	$19,826
Options written	432	135,787
Options closed	(245)	(92,688)

Written options, outstanding as of March 31, 2012	279	$62,925

At March 31, 2012, the Fund held the following swap contracts:

INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND‡	PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Deutsche Bank AG	$11,980,000	1/27/22	2.104% semi-annually	3-month LIBOR	—	$179,650

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	IMPLIED CREDIT SPREAD AT MARCH 31, 2012(3)	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Deutsche Bank AG (MetLife Inc., 5.000%, due 6/15/15)	$860,000	6/20/18	2.183%	1.000% quarterly	$(56,397)	$(31,934)	$(24,463)

Notes to Schedule of Investments (unaudited) (continued)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(4)
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	$330,000	3/20/15	5.000% quarterly	$(1,891)	$1,911	$(3,802)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	420,000	3/20/20	5.000% quarterly	16,602	8,812	7,790
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	220,000	3/20/13	5.000% quarterly	(2,923)	(469)	(2,454)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	60,000	3/20/13	5.000% quarterly	(798)	(76)	(722)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	100,000	3/20/15	5.000% quarterly	(573)	805	(1,378)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	40,000	3/20/20	5.000% quarterly	1,582	1,018	564

Total	$1,170,000			$11,999	$12,001	$(2)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2012.

			Futures Contracts
Primary Underlying Risk Disclosure	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	$105,663	$(68,975)	$14,227	$(391,212)	$179,650	$(160,647)
Credit Risk	—	—	—	—	(44,398)	(44,398)

Total	$105,663	$(68,975)	$14,227	$(391,212)	$135,252	$(205,045)

Notes to Schedule of Investments (unaudited) (continued)

During the period ended March 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$69,977
Written options	51,225
Futures contracts (to buy)	37,092,636
Futures contracts (to sell)	32,971,158

Average Notional Balance
Interest rate swap contracts	$8,985,000
Credit default swap contracts (to buy protection)	1,170,000
Credit default swap contracts (to sell protection)	2,747,735
Total return swap contracts†	242,500

†	At March 31, 2012, there were no open positions held in this derivative.

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President

Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President

Date: May 29, 2012

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: May 29, 2012